UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)      May 17, 2018

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Ranch Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 17, 2018, three proposals were submitted to a vote of shareholders through the solicitation of proxies. The voting results are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

Registrant issued a press release May 18, 2018 announcing the results of the 2018 American River Bankshares Annual Meeting of Shareholders. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Voting results for the 2018 Annual Meeting of Shareholders

99.2	Press Release dated May 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

May 18, 2018	/s/ Mitchell A. Derenzo
Mitchell A. Derenzo, Chief Financial Officer
(Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Voting results for the 2018 Annual Meeting of Shareholders	4

99.2	Press release of American River Bankshares dated May 18, 2018	5